UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 19, 2022

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the Board of Directors (the “Board”) of Lennox International Inc. (the “Company”) appointed Alok Maskara as President and Chief Executive Officer (“CEO”), effective on May 9, 2022. On May 19, 2022, the Board also appointed Mr. Maskara as a Class III director of the Board. Todd J. Teske concluded his role as Interim CEO but will continue to act as Chairman of the Board and resumed his status as an independent director.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, the Company held its Annual Meeting. During this meeting, the Company’s stockholders were asked to consider and vote upon four proposals: (1) the election of two Class III Directors to the Board of Directors to serve for a three-year term, which expires at the annual meeting of stockholders in 2025; (2) an advisory vote to approve the compensation of the Company’s named executive officers; (3) approval of the Lennox International Inc. 2022 Employee Stock Purchase Plan; and (4) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

On the record date of March 28, 2022, there were 36,042,441 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1. Election of director nominees to serve as Class III directors, for a term that expires at the annual meeting of stockholders in 2025
Max H. Mitchell	27,137,346	1,383,774	11,111	4,704,773
Kim K.W. Rucker	25,647,248	2,873,536	11,447	4,704,773

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2. Advisory vote on the compensation of the Company’s named executive officers	21,283,677	7,196,817	51,736	4,704,773

This advisory vote on the compensation of the Company’s named executive officers received the approval of over 74.73% of the stockholders voting for and against this item.

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
3. Approval of the Lennox International Inc. 2022 Employee Stock Purchase Plan	28,453,607	72,866	5,758	4,704,773

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022	32,445,318	774,599	17,087	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: May 23, 2022

	By:	/s/ Monica M. Brown
Name: Monica M. Brown
Title: Assistant Secretary